Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this report of the Company on Form 10-K for the annual period ended July 31, 2009, I, J. Neal Butler, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the report.

Date: October 14, 2009	/s/ J. Neal Butler
J. Neal Butler
President and Chief Executive Officer

Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this report of the Company on Form 10-K for the annual period ended July 31, 2009, I, John V. Sobchak, Chief Financial Officer and Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the report.

Date: October 14, 2009	/s/ John V. Sobchak
John V. Sobchak
Chief Financial Officer and Vice President